UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12
BLACKBOARD INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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Important Information
     On July 26, 2011, Blackboard Inc. (“Blackboard”) posted on its website and YouTube a video recording of a speech by Blackboard President and CEO Michael Chasen, recorded for employees, customers and partners of Blackboard, in which he referenced the proposed acquisition. The following are filed herewith pursuant to Rule 14a-12: (i) the slides referencing the proposed acquisition that accompanied the relevant portion of the speech recorded for employees, customers and partners of Blackboard; and (ii) a transcript of the relevant portion of the speech recorded for employees, customers and partners of Blackboard.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed acquisition and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed acquisition. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed acquisition will be included in the proxy statement that Blackboard intends to file with the SEC.
Forward Looking Statements
The documents provided below contain forward-looking statements, including those regarding the proposed acquisition. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed acquisition in a timely manner or at all; the satisfaction of conditions precedent to consummation of the proposed acquisition, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the proposed acquisition itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.

Slides Accompanying the Portion of the Speech Recorded for Employees, Customers and Partners of Blackboard

Forward-Looking Statements This communication contains forward-looking statements, including those regarding the proposed acquisition of Blackboard Inc. by an investor group led by affiliates of Providence Equity Partners. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard's stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard's filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management's estimates, projections and assumptions as of July 25, 2011 and Blackboard does not undertake any obligation to update any forward-looking statements.

Forward-Looking Statements This communication contains forward-looking statements, including those regarding the proposed acquisition of Blackboard Inc. by an investor group led by affiliates of Providence Equity Partners. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard's stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard's filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management's estimates, projections and assumptions as of July 26, 2011 and Blackboard does not undertake any obligation to update any forward-looking statements.

Participants in the Solicitation Blackboard and its directors and executive officers may be deemed to beparticipants in the solicitation of proxies from Blackboard's stockholders inconnection with the proposed transaction. Information about Blackboard'sdirectors and executive officers is set forth in Blackboard's proxy statement forits 2011 Annual Meeting of Stockholders, which was filed with the SEC onApril 21, 2011, and its Annual Report on Form 10-K for the year endedDecember 31, 2010, which was filed with the SEC on February 18, 2011.T hese documents are available free of charge at the SEC's web site atwww.sec.gov, and from Blackboard by contacting Blackboard's InvestorRelations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW,6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) bytelephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additionalinformation regarding the interests of participants in the solicitation of proxies inconnection with the transaction will be included in the proxy statement that Blackboardintends to file with the SEC.

Transcript of a Portion of the Speech Recorded for Employees, Customers and Partners of Blackboard
Hello, everyone. My name is Michael Chasen; I am the President, CEO, and one of the co-founders of Blackboard, and I want to once again welcome you to Blackboard World 2011 and the Blackboard World keynote. Welcome! Now, before we go ahead and get started with our keynote presentation, there’s something that I want to address right here at the forefront.
Many of you may have seen the announcement last week where Blackboard is going to be acquired by Providence, a leading private equity company focused in the education industry. This news is a reaffirmation of our long-term strategy. Myself, Ray Henderson, and the rest of the Blackboard leadership team are incredibly excited about this opportunity to continue executing against that long term strategy as a private company, which we believe will allow us to provide a higher level of quality and support to you, our clients, as well as the ability to provide extra incremental investment to help promote long term innovation. We’re very excited to partner with a firm that has such deep roots and expertise in education and also shares the same passion for education that we do, and we’re looking forward to working closely with our new partners at Providence as well as with you, our clients, to truly create a better education experience.
So, you can imagine, last week with this exciting news coming out, being amplified, of course, by the excitement that we all feel being here at Blackboard World—this is the largest Blackboard World conference we’ve ever hosted.
Forward-Looking Statements
This communication contains forward-looking statements, including those regarding the proposed transaction. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed transaction. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Blackboard intends to file with the SEC.